Subsequent Events	10 Months Ended
Oct. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Note 9 – Subsequent Events

On December 3, 2013, we issued 3,963 shares of our Series A Preferred Stock to Kent Watts, our CEO, in order to cancel amounts owed to him for advances he made to the Company in the amount of $1,585,200.The Series A Preferred Stock has a stated value of $400 per share which resulted in a total stated value of $1,585,200.

On December 4, 2013, the Company sold the 1,859,879 shares of Hydrocarb Energy Corporation common stock for $1,859,879. The purchase price is to be paid to the Company within (1) one week of the sale of the stock to a third party or (2) within 60 days of the six month anniversary of the December 4, 2013 stock sale or the date that the shares become unrestricted.

On December 9, 2013, the shareholders of the Company closed on a Stock Exchange Agreement with Hydrocarb Energy Corporation (formerly Duma Energy Corporation). As a result of this transaction, we became a wholly owned subsidiary of Hydrocarb Energy Corporation. All common stock and preferred stock of the Company was exchanged for an aggregate of 25,190,000 shares of common stock and 8,188 shares of preferred stock of Hydrocarb Energy Corporation.